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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2001

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  333-77215                   13-3291626
      (State or Other        (Commission File Number)        (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

                                   ----------

                                 1585 Broadway
                                   2nd Floor
                            New York, New York 10036
                         (principal executive offices)
                                 (212) 761-4000


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 23, 2001, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-TOP1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of February 1, 2001 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-one classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 161 fixed rate, manufactured housing community, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on February 1, 2001 (the "Cut-off Date"), an aggregate principal balance of $1,156,404,505 after


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taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

         The Class A-1 Certificates have an initial Class Principal Balance of $65,000,000. The Class A-2 Certificates have an initial Class Principal Balance of $203,500,000. The Class A-3 Certificates have an initial Class Principal Balance of $138,500,000. The Class A-4 Certificates have an initial Class Principal Balance of $575,962,000. The Class X-1 Certificates have an initial Class Notional Amount of $1,156,404,505. The Class X-2 Certificates have an initial Class Notional Amount of $625,494,000. The Class B Certificates have an initial Class Principal Balance of $34,693,000. The Class C Certificates have an initial Class Principal Balance of $31,801,000. The Class D Certificates have an initial Class Principal Balance of $11,565,000. The Class E Certificates have an initial Class Principal Balance of $27,465,000. The Class F Certificates have an initial Class Principal Balance of $10,118,000. The Class G Certificates have an initial Class Principal Balance of $18,770,335. The Class H Certificates have an initial Class Principal Balance of $8,673,000. The Class J Certificates have an initial Class Principal Balance of $5,783,000. The Class K Certificates have an initial Class Principal Balance of $5,782,000. The Class L Certificates have an initial Class Principal Balance of $6,649,000. The Class M Certificates have an initial Certificate Principal Amount of $3,099,000. The Class N Certificates have an initial Certificate Principal Amount of $9,044,170. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    Financial Statements of Business Acquired
                Not applicable.

         (b)    Pro Forma Financial Information
                Not applicable.

         (c)    Exhibits.


                 Exhibit No.
                 of Item 601 of
Exhibit No.      Regulation S-K      Description
-----------      --------------      -----------
4.1              4                   Pooling and Servicing Agreement dated as of
                                     February 1, 2001, among Morgan Stanley Dean
                                     Witter Capital I Inc. as depositor, Wells
                                     Fargo Bank, National Association as master servicer, GMAC Commercial Mortgage
                                     Corporation, as special servicer, LaSalle
                                     Bank National Association, as trustee,
                                     Wells Fargo Bank Minnesota, National
                                     Association, as paying agent and
                                     certificate registrar and ABN Amro Bank
                                     N.V., as fiscal agent.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 8, 2001


MORGAN STANLEY DEAN WITTER CAPITAL I INC.

By: /s/ Cecilia Tarrant
    ------------------------------------
    Name:  Cecilia Tarrant
    Title: Vice President





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